UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 26, 2010

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2010, Herbalife International of America, Inc. (the "Company"), a subsidiary of Herbalife, Ltd. ("Parent"), and Brett R. Chapman, the Company’s General Counsel and Corporate Secretary, entered into an amendment to Mr. Chapman’s amended and restated employment agreement dated as of June 1, 2010 (such amendment the "Chapman Amendment"). On December 28, 2010, the Company and Richard P. Goudis, the Company’s Chief Operating Officer, entered into an amendment to Mr. Goudis’ amended and restated employment agreement dated as of January 1, 2010 (such amendment, the "Goudis Amendment").

Under their amended and restated employment agreements as in effect prior to these amendments, should Mr. Chapman or Mr. Goudis have become entitled to payments that were subject to excise tax pursuant to Section 4999 of the Internal Revenue Code, the Company was obligated to pay Mr. Chapman or Mr. Goudis, as the case may be, gross-up payments so as to bear the full burden of that excise tax. In addition, in the event of a Change of Control (as defined in Parent’s 2005 Stock Incentive Plan), half of the then-unvested equity awards granted to Mr. Chapman or Mr. Goudis would vest and become exercisable as of immediately prior to such Change of Control.

As a result of these amendments, the Company is no longer obligated to pay Mr. Chapman or Mr. Goudis a gross-up payment in the event that payments made to them under their respective amended and restated employment amendments are subject to excise tax pursuant to Section 4999 of the Internal Revenue Code. In consideration of his agreeing to this amendment, in the event of a Change of Control, all of the then-unvested equity awards granted to Mr. Chapman or Mr. Goudis will vest and become exercisable as of immediately prior to such Change of Control.

The foregoing summary is qualified in its entirety by reference to the complete text of the Chapman Amendment and the Goudis Amendment, each of which is incorporated herein by reference and a copy of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 1 to Amended and Restated Employment Agreement of Brett R. Chapman, dated as of December 26, 2010

10.2 Amendment No. 1 to Amended and Restated Employment Agreement of Richard P. Goudis, dated as of December 28, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

December 29, 2010	By:	Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement of Brett R. Chapman, dated as of December 26, 2010
10.2	Amendment No. 1 to Amended and Restated Employment Agreement of Richard P. Goudis, dated as of December 28, 2010